Exhibit 99.1

InterPrivate Announces Effectiveness of Registration Statement and
Special Meeting Date for Proposed Business Combination with Aeva

●	Special meeting of InterPrivate’s stockholders to approve the proposed business combination with Aeva to be held on March 11, 2021

●	Following closing, combined company stock and warrants will trade under “AEVA” and “AEVAW”, respectively

●	InterPrivate’s stockholders as of January 25, 2021 should submit their vote by March 10, 2021 – for more information regarding how to vote, please visit www.ipvspac.com/vote

New York, NY – Feb 16, 2021 – InterPrivate Acquisition Corp. (“InterPrivate”) (NYSE: IPV) announced today that the U.S. Securities and Exchange Commission (the “SEC”) has declared effective its Registration Statement on Form S-4, as amended, filed in connection with its previously announced business combination with Aeva, Inc. (“Aeva”).

A special meeting of InterPrivate stockholders (the “Special Meeting”) to approve, among other things, the proposed business combination will be held in virtual format on March 11, 2021 at 11:00 a.m. Eastern Time. InterPrivate also announced today that it has filed with the SEC a definitive proxy statement/consent solicitation statement/prospectus relating to the Special Meeting and expects to commence mailing to its stockholders of record as of the close of business on January 25, 2021 on or about February 16, 2021.

“We are excited to reach this important step in the transaction process, and with the approval from IPV stockholders, look forward to successfully completing the proposed business combination with Aeva as they bring perception technology to mass market,” said Ahmed Fattouh, Chairman & CEO of InterPrivate.

Soroush Salehian, Co-Founder and CEO of Aeva added, “We founded Aeva with the vision to bring a new wave of perception across all devices, and through this transaction, look forward to becoming a public company and accelerating our ability to bring our unique 4D LiDAR on chip technology to not just automotive, but consumer, industrial and beyond.”

InterPrivate Stockholder Vote

Stockholders who own shares of InterPrivate as of January 25, 2021, should submit their vote by 5:00 pm Eastern Time on March 10, 2021. For more information on how to vote, please visit www.ipvspac.com/vote. InterPrivate stockholders who need assistance in completing the proxy card, need additional copies of the proxy materials, or have questions regarding the Special Meeting may contact InterPrivate’s proxy solicitor, Morrow Sodali LLC, by telephone at (800) 449-0910 or by email at IPV.info@investor.morrowsodali.com.

The proxy statement/consent solicitation statement/prospectus is also available on the “SEC Filings” section of InterPrivate’s website at www.ipvspac.com, as well as www.sec.gov. InterPrivate stockholders are encouraged to read the definitive /consent solicitation statement/prospectus as it contains important information about the proposed transaction, including, among other things, the reasons for InterPrivate’s board of directors’ unanimous recommendation that the stockholders of InterPrivate vote “FOR” the proposed business combination and the other stockholder proposals set forth in the proxy statement/consent solicitation statement/prospectus as well as the background of the process that led to the proposed business combination with Aeva.

The proposed business combination is expected to close on or about March 12, 2021, subject to stockholder approvals and satisfaction of customary closing conditions. Following completion of the proposed business combination, Aeva will retain its experienced management team. Mr. Salehian will continue to serve as CEO, Mina Rezk, Co-Founder and Chief Technology Officer of Aeva, will continue to serve as CTO and Saurabh Sinha will continue to serve as CFO. Mr. Fattouh will join the Aeva board of directors upon closing of the Business Combination.

About Aeva

Founded in 2017 by former Apple engineers Soroush Salehian and Mina Rezk, and led by a multidisciplinary team of engineers and operators, Aeva is building the next-generation of sensing and perception for autonomous vehicles and beyond. Aeva is backed by Adage Capital, Porsche SE, Lux Capital and Canaan Partners, amongst others. For more information, visit www.aeva.com.

About InterPrivate Acquisition Corp.

InterPrivate is a blank check company organized for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization, or other similar business combination with one or more businesses or entities. InterPrivate is controlled by affiliates of Ahmed M. Fattouh, Chairman and Chief Executive Officer, and InterPrivate LLC, a private investment firm founded by Mr. Fattouh that invests on behalf of a consortium of family offices in partnership with independent sponsors from the private equity and venture capital industries. InterPrivate focused its efforts on evaluating business combination targets by leveraging InterPrivate’s network of independent sponsors, family offices and private equity and venture capital firms. InterPrivate is an emerging growth company as defined in the Jumpstart Our Business Startups Act of 2012. For more information, visit www.ipvspac.com.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between Aeva and InterPrivate, including statements regarding the benefits of the transaction, the anticipated timing of the transaction, the services offered by Aeva and the markets in which it operates, and Aeva’s projected future results. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including, but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of InterPrivate’s securities, (ii) the risk that the transaction may not be completed by InterPrivate’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by InterPrivate, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the business combination agreement by the stockholders of InterPrivate and Aeva, the satisfaction of the minimum trust account amount following redemptions by InterPrivate’s public stockholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the proposed transaction, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement, (vi) the effect of the announcement or pendency of the transaction on Aeva’s business relationships, performance, and business generally, (vii) risks that the proposed transaction disrupts current plans of Aeva and potential difficulties in Aeva employee retention as a result of the proposed transaction, (viii) the outcome of legal proceedings instituted against Aeva or against InterPrivate related to the business combination agreement or the proposed transaction, (ix) the ability to maintain the listing of InterPrivate’s securities on the New York Stock Exchange, (x) the price of InterPrivate’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which Aeva plans to operate, variations in performance across competitors, changes in laws and regulations affecting Aeva’s business and changes in the combined capital structure, (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities, (xii) the risk of downturns and the possibility of rapid change in the highly competitive industry in which Aeva operates, (xiii) the risk that Aeva and its current and future collaborators are unable to successfully develop and commercialize Aeva’s products or services, or experience significant delays in doing so, (xiv) the risk that Aeva may never achieve or sustain profitability; (xv) the risk that Aeva will need to raise additional capital to execute its business plan, which many not be available on acceptable terms or at all; (xvi) the risk that the post-combination company experiences difficulties in managing its growth and expanding operations, (xvii) the risk that third-parties suppliers and manufacturers are not able to fully and timely meet their obligations, (xviii) the risk of product liability or regulatory lawsuits or proceedings relating to Aeva’s products and services, (xix) the risk that Aeva is unable to secure or protect its intellectual property and (xx) the risk that the post-combination company’s securities will not be approved for listing on the New York Stock Exchange or if approved, maintain the listing. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of InterPrivate’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, the registration statement on Form S-4 and proxy statement/consent solicitation statement/ prospectus discussed below and other documents filed by InterPrivate from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Aeva and InterPrivate assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Aeva nor InterPrivate gives any assurance that either Aeva or InterPrivate will achieve its expectations.

Additional Information and Where to Find It

This press release relates to a proposed transaction between Aeva and InterPrivate. This press release does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. InterPrivate filed a registration statement on Form S-4 with the SEC on December 3, 2020 and subsequent amendments on Form S-4/A (the “Registration Statement”), which included a proxy statement of InterPrivate, a consent solicitation statement of Aeva and a prospectus of InterPrivate. The Registration Statement was declared effective by the SEC on February 12, 2021. On February 16, 2021, InterPrivate filed the definitive proxy statement/consent solicitation statement/prospectus with the SEC. The proxy statement/consent solicitation statement/prospectus will be sent to all InterPrivate and Aeva stockholders. InterPrivate also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of InterPrivate and Aeva are urged to read the registration statement, the proxy statement/consent solicitation statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders may obtain free copies of the proxy statement/consent solicitation statement/prospectus and all other relevant documents filed or that will be filed with the SEC by InterPrivate through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by InterPrivate may be obtained free of charge from InterPrivate’s website at https://ipvspac.com/ or by written request to InterPrivate at InterPrivate Acquisition Corp., 1350 Avenue of the Americas, New York, NY 10019.

Participants in the Solicitation

InterPrivate and Aeva and their respective directors and officers may be deemed to be participants in the solicitation of proxies from InterPrivate’s stockholders in connection with the proposed transaction. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/consent solicitation statement/prospectus regarding the proposed transaction. You may obtain free copies of these documents as described in the preceding paragraph.

Press Contacts

InterPrivate
Charlotte Luer, Marketing
cluer@interprivate.com
+1-239-404-6785

Aeva

Investors:
Andrew Fung
investors@aeva.ai

Media:

Michelle Chang
press@aeva.ai

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